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            MASTER SERVICER'S CERTIFICATE
          (Delivered pursuant to Section 4.9
     of the Master Sale and Servicing Agreement)


            HOUSEHOLD FINANCE CORPORATION,
                     Master Servicer
        HOUSEHOLD AUTO RECEIVABLES CORPORATION

        HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
     Class A, B-1, B-2 and C Notes, Series 1998-1


1.   This Certificate relates to the Distribution Date    March 17, 2000
        occurring on
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2.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to the    $27,091,828.11
        Collection Period was equal to
        (i) The Gross Cash Yield

(b)  The amount of Available Funds with respect to the    $27,091,828.11
        Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection        $6,878,329.03
        Period was equal to

(d)  Net Liquidation Proceeds for the Collection           $3,286,371.33
        Period was equal to
        (i) The annualized net default rate                    8.480617%

(e)  The principal balance of Series 1998-1
        Receivables at the beginning
        of the Collection Period was equal to            $519,565,226.15

(f)  The principal balance of Series 1998-1
        Receivables on the last day
        of the Collection Period was equal to            $496,952,556.68

(g)  The aggregate outstanding  balance of the Series
        1998-1 Receivables which were one payment
        (1-29 days) delinquent as of the close of
        business on the last day of the
        Collection Period with respect to such            $24,310,000.00
        Distribution Date was equal to

(h)  The aggregate outstanding  balance of the Series
        1998-1 Receivables which were two payments
        (30-59 days) delinquent as of the close of
        business on the last day of the Collection
        Period with respect to such                        $7,512,000.00
        Distribution Date was equal to

(i)  The aggregate outstanding  balance of the Series
        1998-1 Receivables which were three or more
        payments (60+ days) delinquent as of the close
        of business on the last day of the Collection
        Period with respect to such                        $5,535,000.00
        Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the Distribution       $1,298,913.07
        Date was equal to

(k)  The Principal Distributable Amount for the           $19,503,427.42
        Distribution Date was equal to

(l)  The Principal Amount Available for the               $24,600,406.31
        Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was equal to   $464,675,502.81

(n)  The Aggregate Optimal Note Balance was equal to     $445,172,075.39

(o)  The Targeted Credit Enhancement Amount was equal to  $68,330,976.54

(p)  The Targeted Reserve Account Balance was equal to    $16,550,495.25

(q)  The Targeted Credit Enhancement Amount as a
        percentage of the Pool Balance on the
        Distribution Date was equal to                        13.750000%

(r)  The Reserve Account Deposit Amount for the                    $0.00
        Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for        $1,987,736.84
        the Distribution Date

(t)  The Reserve Account Shortfall for the                         $0.00
        Distribution Date

(u)  The amount on deposit in the Reserve Account         $16,550,495.25
        after distributions was equal to

(v)  The amount on deposit in the Reserve Account as a
        percentage of the Pool Balance on the
        Distribution Date was equal to                         3.330397%

(w)  The Targeted Overcollateralization Amount was        $51,780,481.29
        equal to

(x)  The ending overcollateralization was equal to        $51,780,481.29

(y)  The ending overcollateralization as a percentage
        of the Pool Balance on the
      Distribution Date was equal to                          10.419603%

(z)  The notional amount of the Interest Rate Cap was    $223,832,000.00
        equal to

(aa)  Payments received under the Interest Rate Cap                $0.00
        were equal to

(ab)  Libor Rate used in determining payments received
        under the Interest Rate Cap was equal to               5.880000%

(ac)  The Weighed Average Coupon (WAC) was equal to           19.590000%

(ad)  The Weighed Average Remaining Maturity (WAM) was                41
        equal to


3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                          0.000000%
   1.   Class A-1 related Note Rate                            5.330000%
   2.   Class A-1 principal balance - beginning of                 $0.00
        period
   3.   Accrual convention                                    Actual/360
   4.   Days in Interest Period                                       29

   5.   Class A-1 interest due                                     $0.00
   6.   Class A-1 interest paid                                    $0.00
   7.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-1
   8.   Class A-1 unpaid interest with respect to the              $0.00
        Distribution Date

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C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of                  $0.00
        period
   2.  Class A-1 principal - amount due                            $0.00
   3.  Class A-1 principal - amount paid                           $0.00
   4.  Class A-1 principal balance - end of period                 $0.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-1
   6.  Class A-1 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-1 Notes as a percentage of the Pool             0.000000%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        58.830397%
        Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                            $183.31
   2.   Principal distribution per $1,000                        $181.80
   3.   Interest distribution per $1,000                           $1.50

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                          5.5140000%
   2.   Class A-2 principal balance - beginning of        $18,291,736.10
        period
   3.   Accrual convention                                    Actual/360
   4.   Days in Interest Period                                       29

   5.   Class A-2 interest due                                $81,248.84
   6.   Class A-2 interest paid                               $81,248.84
   7.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-2
   8.   Class A-2 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of         $18,291,736.10
        period
   2.  Class A-2 principal - amount due                    $9,817,464.44
   3.  Class A-2 principal - amount paid                   $9,817,464.44
   4.  Class A-2 principal balance - end of period         $8,474,271.66
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-2
   6.  Class A-2 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool             1.705248%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        58.830397%
        Balance on the Distribution Date

(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                              $5.10
   2.   Principal distribution per $1,000                          $0.00
   3.   Interest distribution per $1,000                           $5.10

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                           5.880000%
          (b)  Spread                                          0.450000%
          (c)  Class A-3 related Note Rate                     6.330000%

   2.    Class A-3 principal balance - beginning of      $143,000,000.00
        period
   3.    Accrual convention                                   Actual/360
   4.    Days in Interest Period                                      29

   5.   Class A-3 interest due                               $729,180.83
   6.   Class A-3 interest paid                              $729,180.83
   7.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-3
   8.   Class A-3 unpaid interest with respect to the              $0.00
        Distribution Date

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C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of        $143,000,000.00
        period
   2.  Class A-3 principal - amount due                            $0.00
   3.  Class A-3 principal - amount paid                           $0.00
   4.  Class A-3 principal balance - end of period       $143,000,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-3
   6.  Class A-3 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool            28.775383%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        58.830397%
        Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                           $5.13944
   2.   Principal distribution per $1,000                       $0.00000
   3.   Interest distribution per $1,000                        $5.13944

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor                                           5.880000%
          (b)  Spread                                          0.500000%
          (c)  Class A-4 related Note Rate                     6.380000%

   2.    Class A-4 principal balance - beginning of       $80,832,000.00
        period
   3.    Accrual convention                                   Actual/360
   4.    Days in Interest Period                                      29

   5.   Class A-4 interest due                               $415,431.57
   6.   Class A-4 interest paid                              $415,431.57
   7.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-4
   8.   Class A-4 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of         $80,832,000.00
        period
   2.  Class A-4 principal - amount due                            $0.00
   3.  Class A-4 principal - amount paid                           $0.00
   4.  Class A-4 principal balance - end of period        $80,832,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
        respect to Class A-4
   6.  Class A-4 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool            16.265537%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        58.830397%
        Balance on the Distribution Date

(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $30.28182
   2.   Principal distribution per $1,000                      $27.32567
   3.   Interest distribution per $1,000                        $2.95615

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                           5.650000%
   2.   Class A-5 principal balance - beginning of        $62,785,459.66
        period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       29

   4.   Class A-5 interest due                               $295,614.87
   5.   Class A-5 interest paid                              $295,614.87
   7.   Class A Interest Carryover Shortfall with                  $0.00
        respect to Class A-5
   8.   Class A-5 unpaid interest with respect to the              $0.00
        Distribution Date

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C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of         $62,785,459.66
        period
   2.  Class A-5 principal - amount due                    $2,732,567.11
   3.  Class A-5 principal - amount paid                   $2,732,567.11
   4.  Class A-5 principal balance - end of period        $60,052,892.55
   5.  Class A-5 Principal Carryover Shortfall                     $0.00
   6.  Class A-5 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool            12.084231%
        Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool        58.830397%
        Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $30.62190
   2.   Principal distribution per $1,000                      $27.32566
   3.   Interest distribution per $1,000                        $3.29624

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                           6.300000%
   2.   Class B-1 principal balance - beginning of        $62,347,827.14
        period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       29

   4.   Class B-1 interest due                               $327,326.09
   5.   Class B-1 interest paid                              $327,326.09
   6.   Class B-1 Interest Carryover Shortfall                     $0.00
   7.   Class B-1 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of         $62,347,827.14
        period
   2.  Class B-1 principal - amount due                    $2,713,520.34
   3.  Class B-1 principal - amount paid                   $2,713,520.34
   4.  Class B-1 principal balance - end of period        $59,634,306.80
   5.  Class B-1 Principal Carryover Shortfall                     $0.00
   6.  Class B-1 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool            12.000000%
        Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the           70.830397%
        Pool Balance on the Distribution Date

(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $30.67417
   2.   Principal distribution per $1,000                      $27.32562
   3.   Interest distribution per $1,000                        $3.34855

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                           6.400000%
   2.   Class B-2 principal balance - beginning of        $59,230,435.78
        period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       29

   4.   Class B-2 interest due                               $315,895.66
   5.   Class B-2 interest paid                              $315,895.66
   6.   Class B-2 Interest Carryover Shortfall                     $0.00
   7.   Class B-2 unpaid interest with respect to the              $0.00
        Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of         $59,230,435.78
        period
   2.  Class B-2 principal - amount due                    $2,577,844.32
   3.  Class B-2 principal - amount paid                   $2,577,844.32
   4.  Class B-2 principal balance - end of period        $56,652,591.46
   5.  Class B-2 Principal Carryover Shortfall                     $0.00
   6.  Class B-2 unpaid principal with respect to the              $0.00
        Distribution Date
   7.  Class B-2 Notes as a percentage of the Pool            11.400000%
        Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of the Pool        82.230397%
        Balance on the Distribution Date

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(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                          $30.72659
   2.   Principal distribution per $1,000                      $27.32570
   3.   Interest distribution per $1,000                        $3.40088

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                             6.500000%
   2.   Class C principal balance - beginning of          $38,188,044.13
        period
   3.   Accrual convention                                        30/360
   4.   Days in Interest Period                                       29

   4.   Class C interest due                                 $206,851.91
   5.   Class C interest paid                                $206,851.91
   6.   Class C Interest Carryover Shortfall                       $0.00
   7.   Class C unpaid interest with respect to the                $0.00
        Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of period    $38,188,044.13
   2.  Class C principal - amount due                      $1,662,031.21
   3.  Class C principal - amount paid                     $1,662,031.21
   4.  Class C principal balance - end of period          $36,526,012.92
   5.  Class C Principal Carryover Shortfall                       $0.00
   6.  Class C unpaid principal with respect to the                $0.00
        Distribution Date
   7.  Class C Notes as a percentage of the Pool               7.350000%
        Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage of the          89.580397%
        Pool Balance on the Distribution Date


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